UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 19, 2005

                                    HIA Inc.

           (Exact name of registrant as specified in its charter)

                     Commission file number 000-24445



            Colorado                                    16-1028783

(State or other jurisdiction of            (IRS Employer Identification No.)
 incorporation or organization)


     1105 W 122nd Avenue				80234
    Westminster, CO 80234

(Address of principal executive offices)              (Zip Code)


                              (303) 350-3282

            (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 7.01. Regulation FD Disclosure

On August 29, 2005, HIA Inc. issued a press release announcing that the board of directors of HIA has approved a 1 for 45,000 reverse split of HIA's common stock and the payment of cash in lieu of fractional shares at the rate of $0.60 per pre split share. If approved and implemented, the reverse split transaction will reduce the number of holders of record of HIA's common stock to fewer than 300 allowing HIA to terminate the registration of its common stock under the Securities Exchange Act of 1934. The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

 (c) Exhibits

	99.1    Press Release issued August 29, 2005

____________________________________________________________________________
                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       HIA Inc.
                                     (Registrant)

                                	/s/ Alan C. Bergold
					Alan C. Bergold
					Title: President

					Date: August 29, 2005
____________________________________________________________________________

                                 EXHIBIT INDEX



Exhibit Number					Description
______________				     	____________

   99.1					Press Release issued August 29, 2005